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                                                                   EXHIBIT 10.13




             FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") is made as of this 30th day of April, 1997 by and among Metrocall, Inc., a Delaware corporation (the "Borrower"); The Toronto-Dominion Bank, BankBoston, N.A. (formerly known as The First National Bank of Boston), First Union National Bank of North Carolina, Fleet National Bank, Royal Bank of Canada, PNC Bank, National Association, NationsBank of Texas, N.A., Riggs Bank N.A. and SunTrust Bank, Central Florida, N.A. and Van Kampen American Capital Prime Rate Income Trust (collectively, the "Banks") and Toronto Dominion (Texas), Inc., as administrative agent for the Banks (the "Administrative Agent"),

                            W I T N E S S E T H:

         WHEREAS, the Borrower; the Banks; The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"); BankBoston, N.A. (formerly known as The First National Bank of Boston), as syndication agent (in such capacity, the "Syndication Agent"); The Toronto-Dominion Bank and BankBoston, N.A. (formerly known as The First National Bank of Boston), as managing agents (in such capacity, the "Managing Agents"); and the Administrative Agent are parties to that certain Amended and Restated Loan Agreement dated as of September 20, 1996 (the "Loan Agreement"); and

         WHEREAS, AAA Answering Services, Inc., AAA Answering Service of Jackson, Inc., AAA Answering Service of Birmingham, Inc., Exchange Answering Service of Louisville, Inc. and Exchange Answering Service of Memphis, Inc. are each wholly-owned Subsidiaries of the Borrower (collectively, the "TMS Subsidiaries"); and

         WHEREAS, the Borrower desires to dispose of all of the former A+ Network telemessaging service assets and to cause the TMS Subsidiaries to dispose of all of their assets pursuant to that certain Asset Purchase Agreement (the "TMS Asset Purchase Agreement") dated as of April 8, 1997 (the "TMS Asset Disposition") and thereafter to liquidate the TMS Subsidiaries; and




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         WHEREAS, the Borrower has requested, and the Administrative Agent and the Banks have agreed, subject to the terms hereof, to consent to the transactions described above and to amend the Loan Agreement as provided herein;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:





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         1.      Amendments to Article 1.

                 (a) Article 1 of the Loan Agreement, Definitions, is hereby amended by deleting the table and the final sentence immediately preceding the table in the definition of "Commitment Ratio" and substituting the following in lieu thereof:

         "As of April 30, 1997, the Commitment Ratios of the Banks party to this Agreement are as follows:

                                                  Percent of                        Percent of                             Percent
                             Facility A           Facility A       Facility B       Facility B          Total             of Total
         Banks               Commitment           Commitment       Commitment       Commitment        Commitment        Commitment
The Toronto-Dominion     $   38,999,625.10      17.333166712%   $  21,666,458.40   17.333166720%   $ 60,666,083.50   17.333166714%
Bank

BankBoston, N.A.         $   38,999,625.11      17.333166715%   $  21,666,458.39   17.333166712%   $ 60,666,083.50   17.333166714%
(formerly known as
The First National
Bank of Boston)

First Union National     $   22,285,901.73       9.904845213%     12,381,056.52    9.904845216%   $ 34,666,958.25     9.904845215%
Bank of North
Carolina

Fleet National Bank      $   22,285,901.73       9.904845213%     12,381,056.52    9.904845216%   $ 34,666,958.25     9.904845215%

Royal Bank of Canada     $   22,285,901.73       9.904845213%     12,381,056.52    9.904845216%   $ 34,666,958.25     9.904845215%


PNC Bank, National       $   16,071,428.57       7.142857142%     $8,928,571.43    7.142857142%   $ 25,000,000.00     7.142857142%
Association

NationsBank of Texas,    $   22,285,901.73       9.904845213%     12,381,056.52    9.904845216%   $ 34,666,958.25     9.904845215%

N.A.

Riggs Bank N.A.          $    9,642,857.15       4.285714285%     $5,357,142.85    4.285714285%   $ 15,000,000.00     4.285714285%

SunTrust Bank,           $    9,642,857.15       4.285714285%     $5,357,142.85    4.285714285%   $ 15,000,000.00     4.285714285%
Central Florida,
National Association

Van Kampen American      $   22,500,000.00      10.000000000%     12,500,000.00   10.000000000%   $ 35,000,000.00    10.000000000%
Prime Rate Income
Trust

        TOTALS:          $  225,000,000.00            100.00%    125,000,000.00         100.00%   $350,000,000.00         100.00%"



                 (b) Article 1 of the Loan Agreement, Definitions, is hereby further amended by deleting the definition of "Operating Cash Flow" in its entirety and by substituting the following therefor:

                 "'Operating Cash Flow' shall mean, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis for any fiscal quarter, the sum of (a) Net Income for such quarter (after eliminating any extraordinary gains and losses, including





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         gains and losses from the sale of assets, other than sales of pagers and other products or services in the ordinary course of business, and any deferred tax benefits), plus (b) to the extent deducted in determining Net Income, the sum of the following for such period: (i) depreciation and amortization expense, (ii) Interest Expense plus the amount of fees paid in respect of Indebtedness for Money Borrowed during prior periods but amortized during such period in accordance with GAAP, (iii) tax expense, and (iv) other non-cash charges, all as determined in accordance with GAAP. For purposes of determining the Senior Leverage Ratio and the Total Leverage Ratio, Operating Cash Flow attributable to any Acquisition will be included in the foregoing calculation from the first day of the fiscal quarter during which such Acquisition occurs to the extent that the calculation of such Operating Cash Flow is based on audited financial statements of the Person acquired or whose assets are acquired by the Borrower or any of the Restricted Subsidiaries, as applicable, or other such financial statements which are satisfactory to the Managing Agents and which are certified by the chief financial officer of the Borrower to be true, complete and correct and prepared in accordance with GAAP, provided that for purposes of calculating Operating Cash Flow attributable to an Acquisition, the Borrower may make pro forma adjustments acceptable to the Managing Agents to reflect reductions in costs of the Acquisition effective at or near the time of the Acquisition. Notwithstanding the foregoing, for the period from the Agreement Date until financial statements for the quarter ending September 30, 1996 are required to have been delivered pursuant to Section 6.1 hereof, Operating Cash Flow shall be calculated for the Borrower and the Restricted Subsidiaries on a consolidated basis for the three (3) most recent consecutive months for which financial results are available to the Borrower."

                 (c) Article 1 of the Loan Agreement, Definitions, is hereby further amended by adding thereto the following definition of "Co-Agents" in the appropriate alphabetical order:

                 "'Co-Agents' shall mean, collectively, First Union National Bank of North Carolina, Fleet National Bank, Royal Bank of Canada, PNC Bank, National Association and NationsBank of Texas, N.A."

         2. Amendment to Article 2. Section 2.7 of the Loan Agreement, Prepayments and Repayments, is hereby amended by deleting the portion of subsection (b)(ii), Scheduled Repayments under Facility B Commitment, preceding the table therein and by substituting the following immediately before the table in such subsection 2.7(b)(ii):

                 "(ii)    Scheduled Repayments under Facility B Commitment.
         Commencing March 31, 2000, the principal balance then outstanding under the Facility B Commitment shall be amortized in quarterly installments equal to the percentage of the original principal balance outstanding under the Facility B Commitment set forth below on the dates set forth below:"

         3. Amendment to Article 6. Subsection 6.4 of the Loan Agreement, Copies of Other Reports, is hereby amended by deleting the existing subsection
(e) in its entirety and by





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substituting the following therefor:

                 "(e)     Prior to January 31 of each year, an annual budget
         for the Borrower and the Restricted Subsidiaries, containing information and in a form substantially similar to that shown in the budget delivered to the Banks in connection with the execution of this Agreement."

         4.      Amendments to Article 7.

                 (a) Section 7.6 of the Loan Agreement, Investments and Acquisitions, is hereby amended by (i) removing the word "and" following "7.10" in subsection (c) thereof, (ii) inserting a comma following "7.10" in such subsection (c) and (iii) adding "and 7.12" after "7.11" in such subsection (c). Subsection 7.6(c) is hereby further amended by deleting the "and" at the end of subsection (c)(iii) and by adding the following new subsection (c)(v) thereto:

                 "(v)     Acquisition of the assets of Radio and Communication
         Consultants, Inc. ("RCC"), Advanced Cellular Telephone, Inc. ("ACT"), Leroy Faith, Sr., Eddie Ray Faith, Donald Dewayne Faith and Leroy Faith, Jr. (collectively, the "Shareholders") pursuant to that certain Agreement and Plan of Merger dated April 26, 1996 among A+ Network, Inc. ("A+ Network"), RCC, ACT and the Shareholders, as amended by that certain Amendment to Agreement and Plan of Merger effective December 31, 1996 among the Borrower (as successor in interest by merger with A+ Network), Metrocall of Shreveport, Inc., RCC, ACT, the Shareholders and Daniel R. Lozier, as escrow agent; and"

                 (b) Section 7.8 of the Loan Agreement, Senior Leverage Ratio, is hereby amended by deleting the phrase "at the time of any proposed sale, exchange or other disposition of assets by the Borrower or any Restricted Subsidiary" and substituting in lieu thereof the phrase "at the time of any Asset Disposition by the Borrower or any Restricted Subsidiary."

                 (c) Section 7.9 of the Loan Agreement, Total Leverage Ratio, is hereby amended by deleting the phrase "at the time of any proposed sale, exchange or other disposition of assets by the Borrower or any Restricted Subsidiary" and substituting in lieu thereof the phrase "at the time of any Asset Disposition by the Borrower or any Restricted Subsidiary."

                 (d) Section 7.10 of the Loan Agreement, Annualized Operating Cash Flow to Pro Forma Debt Service Ratio, is hereby amended by deleting the phrase "at the time of any proposed sale, exchange or other disposition of assets by the Borrower or any Restricted Subsidiary" and substituting in lieu thereof the phrase "at the time of any Asset Disposition by the Borrower or any Restricted Subsidiary."

                 (e) Section 7.12 of the Loan Agreement, Operating Cash Flow to Net Cash Interest Expense Ratio, is hereby amended by deleting the phrase "at the time of any proposed sale, exchange or other disposition of assets by the Borrower or any Restricted Subsidiary" and substituting in lieu thereof the phrase "at the time of any Asset Disposition by the Borrower or any Restricted Subsidiary."

         5. Amendments to Schedules to Loan Agreement. Schedules 5, 8, 9, 10 and 11 to the Loan Agreement, are hereby amended by deleting the existing Schedules 5, 8, 9, 10 and 11 in their entireties and by substituting the attached Schedules 5, 8, 9, 10 and 11, in lieu thereof.





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         6.      Consent.

                 (a) Notwithstanding Section 7.4(a) of the Loan Agreement, the Banks hereby consent to the TMS Asset Disposition. On or prior to consummation of the TMS Asset Disposition, the Borrower shall provide to the Managing Agents, in form and substance satisfactory to the Managing Agents, (i) evidence of receipt by the Borrower of cash consideration of at least $10,300,000, (ii) evidence of receipt by the escrow agent of $700,000 in accordance with the terms of the TMS Asset Purchase Agreement, (iii) certification to the Agents and the Banks of the Borrower's compliance with Sections 7.8, 7.9, 7.10, 7.11 and 7.12 of the Loan Agreement after giving effect to the TMS Asset Disposition together with any calculations necessary to demonstrate such compliance, (iv) certification to the Agents and the Banks that a Default does not exist and will not be caused by the TMS Asset Disposition, (v) all material information pertaining to the TMS Asset Disposition and (vi) evidence of compliance with Sections 7.4(a)(i), 7.4(a)(ii) and 7.4(a)(iii) of the Loan Agreement. The Banks acknowledge and agree that, for purposes of Section 7.4(a) of the Loan Agreement, the Net Available Proceeds from the TMS Asset Disposition shall not count against the $10,000,000 basket.

                 (b) Notwithstanding Section 7.4(b) of the Loan Agreement, the Banks hereby consent to the liquidation of the TMS Subsidiaries so long as the TMS Asset Disposition has been completed in accordance with the terms and condition of 6(a) above.

         7. Strict Compliance. Except for the amendments and consent set forth above, the text of the Loan Agreement shall remain unchanged and in full force and effect. The amendments and consent agreed to herein shall not constitute a modification of the Loan Agreement or a course of dealing with the Agents and the Banks, or any of them, at variance with the Loan Agreement such as to require further notice by the Administrative Agent, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement, as amended by this Amendment, in the future.

         8. Representations and Warranties. The Borrower hereby represents and warrants to and in favor of the Administrative Agent and the Banks as follows:

                 (a) Each representation and warranty set forth in Article 4 of the Loan Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable;

                 (b)      The Borrower has the corporate power and authority
(i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                 (c) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and constitutes the legal, valid and





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binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

                 (d) The execution and delivery of this Amendment and performance by the Borrower under the Loan Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are bound.

         9. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to:

                 (a) all of the representations and warranties of the Borrower under Section 8 hereof which are made as of the date hereof, shall be true and correct in all material respects;

                 (b) receipt by the Administrative Agent and the Banks of a signed legal opinion of Wilmer, Cutler & Pickering, counsel to the Borrower and its Subsidiaries, in form and substance satisfactory to the Administrative Agent and its special counsel;

                 (c) receipt by the Administrative Agent and the Banks of a certificate of incumbency with respect to each Authorized Signatory of the Borrower, in form and substance satisfactory to the Administrative Agent and its special counsel; and

                 (d)      receipt of any other documents that the
         Administrative Agent, the Banks, or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

         10. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         11. Law of Contract. This Amendment shall be deemed to be made pursuant to the laws of the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

         12.     Loan Document.  This Amendment shall constitute a Loan
Document.

         13. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 9 above, this Amendment shall be effective as of the 30th day of April, 1997.





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         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and (in the Borrower's case) seal this Amendment as of the day and year first above written, to be effective as set forth in Section 13 hereof.

BORROWER:                 METROCALL, INC., a Delaware corporation


                          By:
                              -------------------------------------------------

                              Its:
                                  ---------------------------------------------

[CORPORATE SEAL]           Attest:
                                  ---------------------------------------------

                              Its:
                                  ---------------------------------------------


ADMINISTRATIVE AGENT:     TORONTO DOMINION (TEXAS), INC.


                          By:
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                              Title:
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BANKS:                    THE TORONTO-DOMINION BANK


                          By:
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                              Title:
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                          BANKBOSTON, N.A. (formerly known as The First
                          National Bank of Boston)


                          By:
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                              Title:
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
BANKS                     FIRST UNION NATIONAL BANK OF NORTH CAROLINA
(continued)

                          By:
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                              Title:
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                          FLEET NATIONAL BANK

                          By:
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                              Title:
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                          ROYAL BANK OF CANADA


                          By:
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                              Title:
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                          PNC BANK, NATIONAL ASSOCIATION


                          By:
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                              Title:
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                          NATIONSBANK OF TEXAS, N.A.


                          By:
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                              Title:
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
BANKS                     RIGGS BANK N.A.
(continued)

                          By:
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                              Title:
                                     ------------------------------------------


                          SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                          By:
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                              Title:
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                          VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


                          By:
                              -------------------------------------------------

                              Title:
                                     ------------------------------------------